UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2023

MERSANA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38129	04-3562403
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

840 Memorial Drive Cambridge, Massachusetts	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 498-0020

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	MRSN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement

On December 15, 2023, Mersana Therapeutics, Inc. (the “Company”) and Merck KGaA mutually agreed to terminate both the Collaboration and Commercial License Agreement dated June 23, 2014 (as amended from time to time, the “2014 Dolaflexin Collaboration Agreement”) and the Supply Agreement dated May 30, 2018 (as amended from time to time, the “Dolaflexin Supply Agreement”) between the parties. Under the terms of the 2014 Dolaflexin Collaboration Agreement, the Company and Merck KGaA developed research plans to evaluate Merck KGaA's antibodies as antibody-drug conjugates (“ADCs”) incorporating the Company's Dolaflexin technology. Under the Dolaflexin Supply Agreement, the Company agreed to provide Merck KGaA with preclinical non-good manufacturing practice ADC drug substance and clinical good manufacturing practice drug substance for use in clinical trials associated with one of the antibodies designated under the 2014 Dolaflexin Collaboration Agreement, as well as to provide Dolaflexin (unconjugated material) for Merck KGaA’s use in non-clinical research and development activities and in the manufacture of drug substance.

The terminations of the 2014 Dolaflexin Collaboration Agreement and the Dolaflexin Supply Agreement are effective as of December 15, 2023. The respective rights and obligations of each party under each of the 2014 Dolaflexin Collaboration Agreement and the Dolaflexin Supply Agreement that survive termination of each respective agreement pursuant to the terms and conditions set forth therein shall continue. The termination of the 2014 Dolaflexin Collaboration Agreement does not affect the validity of, amend or modify the Collaboration and Commercial License Agreement, dated December 22, 2022, between the Company and Ares Trading S.A. related to the Company’s Immunosynthen platform.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERSANA THERAPEUTICS, INC.

Date: December 21, 2023	By:	/s/ Brian DeSchuytner
Senior Vice President, Chief Operating Officer and Chief Financial Officer